     As filed with the Securities and Exchange Commission on 28 April 2000

                                                       Registration No. 33-27242
                                                                811-5382

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 12
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b), of Rule 485


[X]  1 May 2000 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date), pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (d) pursuant to paragraph (a)(2) of Rule 485

33-27242

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies

[LOGO OF PARAGON LIFE INSURANCE COMPANY]

                         [LOGO OF GROUP AMERICAN PLUS]

           . GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

              Prospectus dated May 1, 2000

                                                                           50405

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account A (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of American Variable Insurance Series, managed by Capital Research and Management Company:

                      FUND                                         FUND
----------------------------------------------------------------------------------------
  Cash Management Fund                         Bond Fund
  High-Yield Bond Fund                         Global Growth Fund
  Growth-Income Fund                           U.S. Government/AAA-Rated Securities Fund
  Growth Fund                                  Global Small Capitalization Fund
  Asset Allocation Fund                        New World Fund
  International Fund


                  The date of this Prospectus is May 1, 2000.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................   9
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  13
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  16
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  22
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  27
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  31
Distribution of the Policies.............................................  34
General Provisions of the Group Contract.................................  34
Federal Tax Matters......................................................  35
Safekeeping of the Separate Account's Assets.............................  38
Voting Rights............................................................  38
State Regulation of the Company..........................................  39
Management of the Company................................................  40
Legal Matters............................................................  41
Legal Proceedings........................................................  41
Experts..................................................................  41
Additional Information...................................................  41
Definitions..............................................................  41
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies described in this Prospectus are issued in connection with group insurance programs pursuant to Group Contracts entered into between the Company and Contractholders. (see "General Provisions of the Group Contract"). The group must exist for purposes other than to obtain insurance. Provided there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract or the Owner's eligibility under the Group Contract terminate. (see "Payment and Allocation of Premiums--Issuance of a Policy.")

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Fund" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . The initial premium and subsequent planned premiums generally will be remitted by the contractholder on behalf of the Owner at intervals agreed to by the contractholder, typically monthly.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.") Some Contractholders may offer a cash management or financial services account where amounts may be held in a money market mutual fund. If the Owner has such an account, subject to the Contractholder's approval, planned premium payments may be made from this account. (See "Payment and Allocation of Premiums Issuance of a Policy Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies. Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. The Owner may generally change the Face Amount and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. The sales charges imposed will consist of a front-end sales charge of 2.5%, which is deducted from premiums paid ("premium expense charge"), and a contingent deferred sales charge.

The contingent deferred sales charge will be assessed against the Cash Value under a Policy upon a surrender, lapse, or decrease in Face Amount during the first ten Policy Years. Assuming that no increases in Face Amount have become effective, the charge will be 25% of premiums actually received by the Company in the first Policy Year up to the guideline annual premium for the initial Face Amount. The amount of the charge will decrease each year after the first Policy Year by one-tenth ( 1/10) of the total charge until it reaches zero at the end of ten Policy Years. The timing of premium payments may affect the amount of the charge under a Policy, because the contingent deferred sales charge is based only on premiums actually paid in the first Policy Year.

For any increase in the Face Amount an additional contingent deferred sales charge will be calculated equal to a percentage of premiums associated with the increase up to the guideline premium for the increase. See

"Charges and Deductions Sales Charges," for a discussion of the manner in which premiums are associated with an increase. The additional charge calculated for the increase will also decrease by one-tenth ( 1/10) of the total charge each year after the first year following the effective date of the increase until it reaches zero after ten years. For any decrease in the initial Face Amount or in an increase in Face Amount during the first ten years such insurance coverage is in force, a charge will be assessed that is proportionate to the charge that would apply to a full surrender of initial Face Amount or increase. The contingent deferred sales charge will apply to a partial withdrawal only if the partial withdrawal decreases the Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," "Policy Benefits--Death Benefit," and "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) which will ordinarily be $3.00 per month during all policy years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies, see "Charges and Deductions--Separate Account Charges."

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1999. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                                                      Total
                                                 Management  Other    Annual
                        Fund                        Fees    Expenses Expenses
      Cash Management Fund                         0.44%     0.01%    0.45%
      High-Yield Bond Fund                         0.50%     0.01%    0.51%
      Growth-Income Fund                           0.34%     0.01%    0.35%
      Growth Fund                                  0.38%     0.01%    0.39%
      Asset Allocation Fund                        0.43%     0.01%    0.44%
      International Fund                           0.55%     0.05%    0.60%
      Bond Fund                                    0.51%     0.02%    0.53%
      Global Growth Fund                           0.68%     0.03%    0.71%
      U.S. Government/AAA-Rated Securities Fund    0.51%     0.01%    0.52%
      Global Small Capitalization Fund(1)          0.78%     0.03%    0.81%
      New World Fund                               0.78%     0.05%    0.83%

--------
The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans,") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. If Option A is in effect and the death benefit equals the Face Amount, the death benefit will also be reduced by an amount equal to the contingent deferred sales charge deducted, if any. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Owner leaves the group or otherwise fails to satisfy the eligibility requirements set forth in a particular Group Contract or because the Contract terminates, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

The Certificate issued in connection with the Group Contract, will be amended automatically to continue in force as an Individual Policy. The Individual Policy will provide benefits which are identical to those provided under the Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1999, it had assets of $400 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account A (the "Separate Account") as a separate investment account on October 30, 1987 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of American Variable Insurance Series (referred to as the "American Series"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. The American Series investment advisor is Capital Research and Management Company. Only the funds described in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the American Variable Insurance Series. The assets of each Portfolio used by the Policies are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Portfolio:

 .Cash Management Fund

The Fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments. The prices of money market instruments may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

 .High-Yield Bond Fund

The Fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba and BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality), including those of non-U.S. issuers. The fund may also invest in equity securities and securities that have both equity and debt characteristics that provide an opportunity for capital appreciation.

 .Growth-Income Fund

The Fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund may also invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

 .Growth Fund

The Fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the Standard & Poor's 500 Composite Index.

 .Asset Allocation Fund

The Fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The fund may also invest up to 10% of its assets in equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index, and up to 5% of its assets in debt securities of non-U.S. issuers.

 .International Fund

The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States (at least 65% under normal circumstances).

 .Bond Fund

The Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

 .Global Growth Fund

The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund normally will invest in issuers domiciled in at least three countries.

 .U.S. Government/AAA-Rated Securities Fund (the "Government/AAA Fund")

The Fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality. The fund may also invest a significant portion of its assets in securities backed by pools of mortgages (also called "mortgage-backed" securities).

 .Global Small Capitalization Fund

The Fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion.

 .New World Fund

The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economics and/or markets. The fund may invest up to 25% of its assets in debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

A Group Contract will be issued upon receipt of an application for the Group Contract signed by an appropriate officer of the entity wishing to enter into a Group contract and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals wishing to purchase a Policy issued under a Group Contract must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. An individual must be eligible to be a member of the group covered by a Group Contract in order to purchase a Policy under that Group contract. The eligibility requirements for a particular group are set forth in the Group contract's specifications pages. We will issue to each Contractholder a Certificate to give to each Owner.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Eligibility. An individual satisfying the group eligibility requirements under a particular Group Contract may be required to submit to a simplified underwriting procedure which requires satisfactory responses to certain health questions in the application. Acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to reject an application for any reason.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium and subject to the limitations described below, premiums may be paid in any amount and at any interval. The planned annual premium usually will be paid by the

Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer us.

The amount of the premiums paid by the Contractholder will be equal to the amount authorized by the Owner. Some contractholders may offer cash management or financial service accounts where amounts may be held in a money market mutual fund. If the Owner has such an account, subject to the contractholder's approval, planned premium payments may be paid from such account. If the Owner elects to make planned premium payments from such an account, these will be deducted automatically from the account by the Contractholder and paid to us. To participate in such an account and to make payments from such accounts, the Owner must satisfy any criteria established by the Contractholder for such account. In addition, if the Group Contract terminates, the Owner will no longer be able to make planned premium payments in this manner. However, the Policy will continue on an individual basis unless cancelled or surrendered by the Owner. (See "General Provisions of the Group Contract--Termination.")

Under the Policy, the Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") Unscheduled premium payments may not be made from a cash management or financial services account, if available. As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the Owner's eligibility under Group Contract terminates because the Owner is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the Group Contract. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly.

Premium Limitations. Every premium payment must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation. We will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 10 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10% of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract or by termination of an Owner's eligibility after issue.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Indebtedness. Under Option A, a Policy with a $50,000 Face Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or greater than 250 percent of Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Face Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. thus, if the Cash Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a Cash Value of $30,000 will provide a death benefit of $75,000 ($30,000 x 250%); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 250%); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%)

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the applicable percentage is less than the Face Amount, the death benefit will equal the current Face Amount of the Policy.

The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185 percent. The death benefit would not exceed the $50,000 Face Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Option B Example. For purposes of this example, assume that the Insured's Attained Age is 40 or below and that there is no outstanding Indebtedness. Under Option B, a Policy with a Face Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250 percent of Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Face Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. Thus, if the Cash Value exceeds $33,333 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 250%); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, Cash Value multiplied by the applicable percentage is less than the Face Amount plus the Cash Value, then the death benefit will be the current Face Amount plus Cash Value of the Policy.

The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the applicable percentage would be 185 percent. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a contingent deferred sales charge. This contingent deferred sales charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance"), and whether an in what amount a contingent deferred sales charge will be deducted. If the decrease in Face Amount is made against coverage that has been in effect for less than ten years and if the Policy provides for a contingent deferred sales charge, then such charge will be assessed against all Divisions proportionately. (See "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge.")

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Any contingent deferred sales charge will also be reduced to the amount that would have been in effect absent the increase. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) Any contingent deferred sales charges incurred during the current Valuation Period in connection with a partial withdrawal or decrease in Face Amount allocated to the Division; minus

  (9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
  plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c) where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested;

  . (b) is the amount of any outstanding Indebtedness; and

  . (c) is any contingent deferred sales charges.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans --Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness and contingent deferred sales charge. (See "Charges and Deductions-Sales Charges-Contingent Deferred Sales Charge.") Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges and any applicable contingent deferred sales charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A contingent deferred sales charge may be imposed on a partial withdrawal if the partial withdrawal results in a decrease in the Face Amount and if the decrease is made against coverage that has been in effect for less than ten years. A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. In this last situation, no contingent deferred sales charge will be deducted.

The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued. The amount of any contingent deferred sales charge deducted will be that which is in effect for the Face Amount at issue or the increase being decreased. Where the decrease causes a partial reduction in an increase or the Face Amount at issue, a proportionate share of the contingent deferred sales charge for that increase or the Face Amount at issue will be deducted. This charge is described in more detail under "Charges and Deductions--Sales Charges-- Contingent Deferred Sales Charge."

Generally, the partial withdrawal transaction charge and any contingent deferred sales charge imposed in connection with a partial withdrawal will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge and any contingent deferred sales charges allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge and any contingent deferred sales charges applicable to an amount withdrawn from a Division be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any contingent deferred sales charges that would be payable upon the surrender of the remaining Cash Value immediately following the partial withdrawal.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted. The contingent deferred sales charge also will be reduced to the amount that would have been in effect absent the increase (see "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract ends, the Insured's coverage will continue unless the Policy is no longer in force. An Owner's eligibility will end if the Group contract is terminated or if the Owner leaves the group or otherwise fails to satisfy the eligibility requirements set forth in a particular Group Contract. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the Owner's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days after we receive written notice that the Owner leaves the group or otherwise fails to satisfy the eligibility requirements under a Group contract or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. The Company may realize a profit on one or more of these charges, such as the mortality and expense risk charge. We may use any such profits for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

The sales charges assessed under the Policies consist of a front-end charge ("premium expense charge") and a deferred charge ("contingent deferred sales charge.") In no event will the total sales charges on premiums paid up to 20 times the guideline annual premium for the Face Amount at issue (or for any increase in Face Amount) exceed 9% of those premiums. The guideline annual premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount and will be set forth in the Policy's specifications pages and in the new specifications pages issued upon an increase. The sales charges will not change in the event that an Owner is no longer eligible under a Group Contract but continues coverage on an individual basis.

Premium Expense Charge. Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by the premium expense charge of 2.5%.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

Contingent Deferred Sales Charge. During the first ten Policy Years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount.

Assuming no increases in Face Amount have yet become effective, the contingent deferred sales charge will be equal to 25% of premiums we receive during the first Policy Year up to the guideline annual premium for the initial Face Amount. The amount of the charge will decrease each year after the first Policy Year by one-tenth ( 1/10) of the total charge until it reaches zero at the end of ten Policy Years as shown in the table below

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of increase, the additional charge, if any associated with the increase will equal 25% of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The charge applicable to an increase in Face Amount will decrease by one-tenth of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of ten year, as shown below.

The timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.

            Contingent Deferred Sales Charge (CDSC) Percentage Table

                                            Percentage
                                              of the
                                               CDSC
             Policy Year*                    payable:
             ------------                   ----------
              1............................    100%
              2............................     90%
              3............................     80%
              4............................     70%
              5............................     60%
              6............................     50%
              7............................     40%
              8............................     30%
              9............................     20%
             10............................     10%
             11 and later..................      0%

--------
*For requested increases, years are measured from the effective date of the increase.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of premiums "associated with the increase." In general, the premiums associated with the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are made, plus a proportionate share of any premium payments actually made on or after the effective date of the increase. This means that, in effect, a portion of the existing Cash Value will be considered a premium payment of the increase, and subsequent premium payment will be prorated. The proportion of existing Cash Value and subsequent premium payments associated with the increase will be based on the relative guideline annual premium payment for the increase and for the Policy's initial Face Amount.

Assuming there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the charge.

If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," and "Policy Benefits--Death Benefit--change in Face Amount.") Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account, on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We deduct a monthly administration charge of $3.00 per month from each Policy.

These charges are guaranteed not to increase over the life of the Policy. Nor will the administrative charge change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, where we believe that lower administrative costs will be incurred in connection with a particular Group Contract due to the number of eligible Owners or administrative support required, we may deduct a lower charge from Policies issued under that Group Contract.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a simplified underwriting basis without regard to the sex or smoker/non-smoker status of the Insured. If the Policies were issued on a guaranteed issue underwriting basis, the current cost of insurance rates might increase. We also reserves the right to issue Policies on another basis which is determined by us to be appropriate for the group and which may include guaranteed issue.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and the gender mix (i.e., the proportion of men and women covered under a particular Group Contract). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of potential insureds as well as other factors that may affect the mortality risks we assume in connection with a particular Group Contract. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of potential insureds in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

We will estimate the gender mix of the pool of Insureds under a Group Contract upon issuance of the Group Contract. Each year on the Group Contract's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. Currently, in the event that the Insured's eligibility under a Group Contract ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the actual cost of insurance rates will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts may not offer the additional benefits described below. The rider may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of this rider, we will cease offering such rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Agents will receive commissions based upon a commission schedule in the sales agreements. Agents' first-year commissions are based on a percentage of first-year premiums. The commission rates will generally be no more than 27.5% of first-year premiums paid up to the guideline annual premium. Renewal Commissions are not paid.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years/1/
           ----            ---------------------------------------------------
Executive Officers/2/
  Carl H. Anderson/4/      President and Chief Executive Officer since June
                            1986. Vice President, New Ventures, since June
                            1986, General American Life Insurance Co., St.
                            Louis, MO (GenAm).
  Matthew K. Duffy/4/      Vice President and Chief Financial Officer since
                            June 1996. Formerly Director of Accounting,
                            Prudential Insurance Company of America, March
                            1987-June 1996.
  E. Thomas Hughes, Jr./4/ Treasurer since December 1994. Corporate Actuary
   General American Life    and Treasurer, GenAm since October 1994.
   Insurance Company 700
   Market Street
   St. Louis, MO 63101
  Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
   General American Life    Secretary since August 1981. Vice President and
   Insurance Company 700    Associate General Counsel, GenAm, since December
   Market Street            30, 1995.
   St. Louis, MO 63101
  Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                            November 1996. Vice President and Chief Actuary
                            August 1990
                            -November 1996.
  John R. Tremmel          Vice President--Operations and System Development
                            since January 1999. Formerly Chief Operating
                            Officer, ISP Alliance, April 1998-December 1998.
                            Vice President and General Manager of National
                            Operations Centers, Norell Corporation, January
                            1995-March 1998. Senior Vice President, Citicorp
                            Insurance Group, September 1986-December 1995.
Directors/3/
  Richard A. Liddy         Chairman and Chief Executive Officer, GenAm, since
                            January 2000. Chairman, President, and Chief
                            Executive Officer, GenAm, May 1992-January 2000.
  Warren J. Winer          Executive Vice President--Group, GenAm, since
                            September 1995. Formerly, Managing Director, Wm.
                            M. Mercer, July 1993-August 1995.
  Bernard H. Wolzenski     Executive Vice President--Individual, GenAm, since
                            October 1991.
  A. Greig Woodring        President and CEO, Reinsurance Group of America,
                            Inc., since May 1993, and Executive Vice
                            President--Reinsurance, GenAm, since January 1990.

--------
/1 /All positions listed are with the Company unless otherwise indicated.
/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
/3 /The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017
/4 /Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood,
St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                         PARAGON LIFE INSURANCE COMPANY

                                 Balance Sheets
                           December 31, 1999 and 1998
                           (in thousands of dollars)

                               1999     1998
                             --------  -------
           Assets
Fixed maturities, available
 for sale................... $ 81,421   83,384
Policy loans................   16,954   14,135
Cash and cash equivalents...   10,591    7,439
                             --------  -------
    Total cash and invested
     assets.................  108,966  104,958
                             --------  -------
Reinsurance recoverables....    1,314    1,170
Deposits relating to
 reinsured policyholder
 account balances...........    7,020    6,688
Accrued investment income...    1,853    1,545
Deferred policy acquisition
 costs......................   24,357   20,602
Fixed assets and leasehold
 improvements, net..........    1,031    4,504
Other assets................      262      105
Separate account assets.....  255,190  168,222
                             --------  -------
    Total assets............ $399,993  307,794
                             ========  =======
      Liabilities and
    Stockholder's Equity
Policyholder account
 balances...................  101,665   93,334
Policy and contract claims..    1,691    1,672
Federal income taxes
 payable....................    1,007      281
Other liabilities and
 accrued expenses...........    3,734    3,943
Payable to affiliates.......    3,803    2,062
Due to separate account.....      192      183
Deferred tax liability......    3,070    5,591
Separate account
 liabilities................  255,126  168,222
                             --------  -------
    Total liabilities....... $370,288  275,288
                             --------  -------
Stockholder's equity:
  Common stock, par value
   $25; 100,000 shares
   authorized;
   82,000 shares issued and
   outstanding..............    2,050    2,050
  Additional paid-in
   capital..................   17,950   17,950
  Accumulated other
   comprehensive (loss)
   income...................   (2,748)   2,809
  Retained earnings.........   12,453    9,697
                             --------  -------
    Total stockholder's
     equity................. $ 29,705   32,506
                             --------  -------
    Total liabilities and
     stockholder's equity... $399,993  307,794
                             ========  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

               Statements of Operations and Comprehensive Income
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                          1999     1998   1997
                                                         -------  ------ ------
Revenues:
  Policy contract charges............................... $24,577  20,437 16,417
  Net investment income.................................   7,726   6,983  6,288
  Commissions and expense allowances on reinsurance
   ceded................................................     292     124     10
  Net realized investment gains.........................      57      53     69
                                                         -------  ------ ------
    Total revenues......................................  32,652  27,597 22,784
                                                         =======  ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,616   4,774  3,876
  Interest credited to policyholder account balances....   5,524   5,228  4,738
  Commissions, net of capitalized costs.................     445     167    227
  General and administration expenses, net of
   capitalized costs....................................  11,394   9,042  7,743
  Policy administration system expenses.................   4,787     469    --
  Amortization of deferred policy acquisition costs.....   1,631   1,150    424
                                                         -------  ------ ------
    Total benefits and expenses.........................  28,397  20,830 17,008
                                                         =======  ====== ======
    Income before federal income tax expense............   4,255   6,766  5,775
Federal income tax expense..............................   1,499   2,368  1,885
                                                         -------  ------ ------
Net income.............................................. $ 2,756   4,398  3,890
Other comprehensive (loss) income.......................  (5,557)    851  1,636
                                                         -------  ------ ------
Comprehensive (loss) income............................. $(2,801)  5,249  5,526
                                                         =======  ====== ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                       Statements of Stockholder's Equity
                 Years ended December 31, 1999, 1998, and 1997
                           (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital      income     earnings    equity
                         ------ ---------- ------------- -------- -------------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409     21,731
  Net income............    --       --          --        3,890      3,890
  Other comprehensive
   income...............    --       --        1,636         --       1,636
                         ------   ------      ------      ------     ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299     27,257
  Net income............    --       --          --        4,398      4,398
  Other comprehensive
   income...............    --       --          851         --         851
                         ------   ------      ------      ------     ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697     32,506
  Net income............    --       --          --        2,756      2,756
  Other comprehensive
   loss.................    --       --       (5,557)        --      (5,557)
                         ------   ------      ------      ------     ------
Balance at December 31,
 1999................... $2,050   17,950      (2,748)     12,453     29,705
                         ======   ======      ======      ======     ======


                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                            Statements of Cash Flows
                  Years ended December 31, 1999, 1998 and 1997
                           (in thousands of dollars)

                                                      1999     1998     1997
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  2,756    4,398    3,890
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................     (144)     563     (892)
      Deposits relating to reinsured policyholder
       account balances............................     (332)    (272)    (342)
      Accrued investment income....................     (308)    (168)     (79)
      Federal income tax payable...................      726      118     (648)
      Other assets.................................    3,316   (1,821)  (1,280)
      Policy and contract claims...................       19      587      (23)
      Other liabilities and accrued expenses.......     (209)     457      782
      Payable to affiliates........................    1,741      442     (669)
      Company ownership of separate account........      (64)     --       --
      Due to separate account......................        9      122      (34)
    Deferred tax expense...........................      469      740      732
    Policy acquisition costs deferred..............   (4,185)  (3,808)  (2,972)
    Amortization of deferred policy acquisition
     costs.........................................    1,631    1,150      424
    Interest credited to policyholder accounts.....    5,524    5,228    4,738
    Net gain on sales and calls of fixed
     maturities....................................      (57)     (53)     (69)
                                                    --------  -------  -------
Net cash provided by operating activities..........   10,892    7,683    3,558
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (12,423) (14,915) (12,557)
  Sale or maturity of fixed maturities.............    4,695    8,632    5,255
  Increase in policy loans, net....................   (2,819)  (2,648)  (1,923)
                                                    --------  -------  -------
Net cash used in investing activities                (10,547)  (8,931)  (9,225)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,807    2,954    2,294
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    3,152    1,706   (3,373)
Cash and cash equivalents at beginning of year.....    7,439    5,733    9,106
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $ 10,591    7,439    5,733
                                                    --------  -------  -------
Income taxes paid.................................. $   (346)  (1,460)  (1,801)
                                                    ========  =======  =======

                See accompanying notes to financial statements.

                         PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1999 and 1998, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                         PARGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1999, 1998 and 1997. The actual crediting rate ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998 and 1997.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                         PARGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Subsequent Event

    (i) On January 6, 2000, the Company's ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

    (ii) Subsequent to December 31, 1999 a significant customer notified Paragon of its intent to terminate its group contract, effective April 30, 2000. This group represents 29% and 8% of Paragon's policies inforce and separate account assets, as of December 31, 1999.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999 and 1998 are as follows (000's):

                                                         1999
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........ $  8,728      53         (162)    8,619
      Corporate securities............   70,312     276       (4,830)   65,758
      Mortgage-backed securities......    6,911      36         (394)    6,553
      Asset-backed securities.........      500     --            (9)      491
                                       --------     ---       ------    ------
                                       $ 86,451     365       (5,395)   81,421
                                       ========     ===       ======    ======

                         PARGON LIFE INSURANCE COMPANY

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,880
      Mortgage-backed securities......    6,854      193        (25)     7,022
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,951       (233)    83,384
                                        =======    =====       ====     ======

  The amortized cost and estimated fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   Fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less............................... $    471      480
      Due after one year through five years.................   22,034   21,893
      Due after five years through ten years................    8,853    8,317
      Due after ten years through twenty years..............   48,182   44,178
      Mortgage-backed securities............................    6,911    6,553
                                                             --------   ------
                                                             $ 86,451   81,421
                                                             ========   ======

  Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $4,695,414, $4,068,639 and $1,328,585 respectively. Gross gains of $56,686,
$53,180 and $68,876 were realized on those sales in 1999, 1998 and 1997, respectively.

  The sources of net investment income follow (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Fixed Maturities...................................... $ 6,077 5,603 4,941
      Short-term investments................................     486   535   608
      Policy loans and other................................   1,244   924   807
                                                             ------- ----- -----
                                                             $ 7,807 7,062 6,356
      Investment expenses...................................     (81)  (79)  (68)
                                                             ------- ----- -----
          Net investment income............................. $ 7,726 6,983 6,288
                                                             ======= ===== =====

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in 000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale............ $(5,030)  4,717   3,373
        Deferred policy acquisition costs..............     803    (396)   (361)
      Deferred income taxes............................   1,479  (1,512) (1,054)
                                                        -------  ------  ------
      Net unrealized appreciation (depreciation)....... $(2,748)  2,809   1,958
                                                        =======  ======  ======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,082,871 and $4,120,850 at December 31, 1999 and 1998 respectively.

                         PARGON LIFE INSURANCE COMPANY

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 1999, 1998 and 1997 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1999    1998   1997
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $16,869 14,723 13,001
        Policy benefits ceded.............................  16,823 17,071 14,070
        Commissions and expenses ceded....................     292    123    195
        Reinsurance recoverables..........................   1,268  1,109  1,661

  Ceded premiums and benefits to nonaffiliates for 1999, 1998 and 1997 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1999     1998    1997
                                                        -------  ------  ------
      Balance at beginning of year....................  $20,602  17,980  15,776
      Policy acquisition costs deferred...............    4,185   3,808   2,972
      Policy acquisition costs amortized..............   (1,631) (1,150)   (424)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................    1,201     (36)   (344)
                                                        -------  ------  ------
      Balance at end of year..........................  $24,357  20,602  17,980
                                                        =======  ======  ======

(5) Administration System Write-off

  In 1999 Paragon expensed $4,787,275 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963,450 and other costs incurred in 1999 relating to the project were $823,825. Other costs incurred and expensed in 1998 and 1997 were $468,794 and $0, respectively.

(6) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Current tax expense................................... $ 1,030 1,628 1,153
      Deferred tax expense..................................     469   740   732
                                                             ------- ----- -----
      Federal income tax expense............................ $ 1,499 2,368 1,885
                                                             ======= ===== =====

                         PARGON LIFE INSURANCE COMPANY

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                             1999   1998  1997
                                                            ------- ----- -----
      Computed "expected" tax expense...................... $ 1,489 2,368 2,022
      Other, net...........................................      10     0  (137)
                                                            ------- ----- -----
      Federal income tax expense........................... $ 1,499 2,368 1,885
                                                            ======= ===== =====

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1999, 1998 and 1997 are presented below (000's):

                                                              1999   1998  1997
                                                             ------- ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances..................... $   194   218   217
        Policy and contract liabilities.....................     583   709 1,031
        Tax capitalization of acquisition costs.............   2,559 2,147 1,755
        Other, net..........................................     359    58    76
        Unrealized Loss on investments, net.................   1,479   --    --
                                                             ------- ----- -----
          Total deferred tax assets......................... $ 5,174 3,132 3,079
                                                             ======= ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments, net................. $   --  1,512 1,054
        Deferred policy acquisition costs...................   8,244 7,211 6,419
                                                             ------- ----- -----
          Total deferred tax liabilities.................... $ 8,244 8,723 7,473
                                                             ------- ----- -----
          Net deferred tax liabilities...................... $ 3,070 5,591 4,394
                                                             ======= ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(7) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1999, 1998 and 1997 were $2,247,302, $1,513,433 and $1,348,198, respectively. See Note 3 for reinsurance transactions with affiliates.

(8) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1999, 1998 or 1997 due to overfunding of the plan.

                         PARGON LIFE INSURANCE COMPANY

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $0, $188,316 and $198,972 for 1999, 1998 and 1997, respectively.

  As a result of the Metropolitan Life Insurance purchase, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $422,700 in 1999.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106 -- Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; (7) presentation of indirect cash flows; (8) exclusion of comprehensive income disclosures; and (9) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income of the Company at December 31, 1999, 1998 and 1997, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1999    1998   1997
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $13,545 10,500 10,725
      Net income as reported to regulatory authorities.. $   300  1,596  1,397

(10) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1999 without prior notice or approval is $300,406. Paragon did not pay dividends in 1999, 1998 or 1997.

(11) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a

                         PARGON LIFE INSURANCE COMPANY
benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1999, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        2000............................................................ $   750
        2001............................................................     321
        2002............................................................     130
        2003............................................................      99
                                                                         -------
                                                                         $ 1,300
                                                                         =======

  Rent expense totaled $507,512, $489,999, and $433,864 in 1999, 1998 and 1997,
respectively.

(13) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1999, 1998 and 1997 (000s):

                                                             1999
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   2,972      (5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)      20         (37)
                                                 -------    -----      ------
      Other comprehensive loss.................   (8,549)   2,992      (5,557)
                                                 =======    =====      ======

                         PARGON LIFE INSURANCE COMPANY

                                                             1998
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $1,361     (476)      885
      Less: reclassification adjustment for
       gains realized in net income............      (53)      19       (34)
                                                  ------     ----       ---
      Other comprehensive income...............    1,308     (457)      851
                                                  ======     ====       ===

                                                             1997
                                                -------------------------------
                                                              Tax
                                                Before-Tax (Expense) Net-of-Tax
                                                  Amount   Benefit     Amount
                                                ---------- --------  ----------
      Unrealized holding gains arising during
       period..................................   $2,585     (904)     1,681
      Less: reclassification adjustment for
       gains realized in net income............      (69)      24        (45)
                                                  ------     ----      -----
      Other comprehensive income...............    2,516     (880)     1,636
                                                  ======     ====      =====

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account A:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, Bond and Global Small Capitalization Divisions of Paragon Separate Account A as of December 31, 1999, and related statements of operations and changes in net assets for each of the periods in the three year period then ended. These financial statements are the responsibility of the management of Paragon Separate Account A. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1999 by correspondence with the American Variable Insurance Series Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated, Asset Allocation, International, Global Growth, Bond and Global Small Capitalization Divisions of Paragon Separate Account A as of December 31, 1999, and the results of their operations and changes in their net assets for each of the periods in the three year period then ended, in conformity with generally accepted accounting principles.


March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF NET ASSETS

                               December 31, 1999

                      Cash    High-Yield  Growth-              U.S. Gov/   Asset                   Global
                   Management    Bond      Income     Growth   AAA-Rated Allocation International  Growth     Bond
                    Division   Division   Division   Division  Division   Division    Division    Division  Division
                   ---------- ---------- ---------- ---------- --------- ---------- ------------- --------- --------
Net Assets:
 Investments in
  American
  Variable
  Insurance Series,
  at Market Value
  (See Schedule
  of
  Investments)...  $2,759,617 3,779,681  27,935,557 59,076,119 3,008,228 6,976,657   19,360,734   1,081,082 189,460
 Receivable from
  Paragon Life
  Insurance
  Company........       2,988     9,074      36,886     77,148    10,508    11,802       13,945       2,466   1,474
                   ---------- ---------  ---------- ---------- --------- ---------   ----------   --------- -------
 Total Net
  Assets.........  $2,762,605 3,788,755  27,972,443 59,153,267 3,018,736 6,988,459   19,374,679   1,083,548 190,934
                   ========== =========  ========== ========== ========= =========   ==========   ========= =======
Net Assets,
 representing:
 Equity of
  Contract
  Owners.........  $2,762,149 3,788,058  27,967,346 59,142,618 3,018,181 6,987,190   19,371,206   1,083,358 190,899
 Equity of
  Paragon Life
  Insurance
  Company........         456       697       5,097     10,649       555     1,269        3,473         190      35
                   ---------- ---------  ---------- ---------- --------- ---------   ----------   --------- -------
                   $2,762,605 3,788,755  27,972,443 59,153,267 3,018,736 6,988,459   19,374,679   1,083,548 190,934
                   ========== =========  ========== ========== ========= =========   ==========   ========= =======
Total Units Held.     167,819   122,353     359,601    409,886   154,481   234,568      494,132      46,328  16,907
Net Asset Value
 Per Unit........  $    16.46     30.96       77.77     144.29     19.54     29.79        39.20       23.38   11.29
Cost of
 Investments.....  $2,784,329 4,084,441  27,157,632 38,491,888 3,187,236 6,559,850   11,694,224     754,306 198,810
                   ========== =========  ========== ========== ========= =========   ==========   ========= =======
                    Global Small
                   Capitalization
                      Division
                   --------------
Net Assets:
 Investments in
  American
  Variable
  Insurance Series,
  at Market Value
  (See Schedule
  of
  Investments)...     512,562
 Receivable from
  Paragon Life
  Insurance
  Company........         452
                   --------------
 Total Net
  Assets.........     513,014
                   ==============
Net Assets,
 representing:
 Equity of
  Contract
  Owners.........     512,930
 Equity of
  Paragon Life
  Insurance
  Company........          84
                   --------------
                      513,014
                   ==============
Total Units Held.      26,425
Net Asset Value
 Per Unit........       19.41
Cost of
 Investments.....     413,704
                   ==============



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS
                                  Page 1 of 2
 For the years ended December 31, 1999, 1998, and 1997, except for the Global
  Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division
  which is for the period May 15, 1998 (Inception) through December 31, 1998

                          Cash Management Division     High-Yield Bond Division         Growth-Income Division
                          ---------------------------  ---------------------------  --------------------------------
                            1999      1998     1997      1999      1998     1997       1999       1998       1997
                          ---------  -------  -------  --------  --------  -------  ----------  ---------  ---------
Investment Income:
 Dividend Income........  $ 115,490   96,495   74,007   364,194   305,497  264,042     473,123    381,934    350,104
Expenses:
 Mortality and Expense
 Charge.................     19,014   13,584   10,690    27,659    25,250   22,441     199,439    160,445    133,938
                          ---------  -------  -------  --------  --------  -------  ----------  ---------  ---------
   Net Investment Income
   (Expense)............     96,476   82,911   63,317   336,535   280,247  241,601     273,684    221,489    216,166
Net Realized Gain on In-
vestments:
 Realized Gain from Dis-
 tributions.............        --       --       --        --     49,339   34,716   4,499,088  3,510,810  1,872,910
 Proceeds from Sales....  1,005,867  628,387  443,594   582,087   463,409  274,962   3,021,189  1,511,189  1,769,273
 Cost of Investments
 Sold...................  1,012,535  638,944  412,545   623,671   456,240  212,893   2,532,037  1,164,554  1,078,967
                          ---------  -------  -------  --------  --------  -------  ----------  ---------  ---------
   Net Realized Gain
   (Loss) on Invest-
   ments................     (6,668) (10,557)  31,049   (41,584)   56,508   96,785   4,988,240  3,857,445  2,563,216
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    (37,429) (46,116) (11,937) (189,935)  159,157  173,880   3,336,423  3,787,828  2,714,233
 Unrealized Gain (Loss)
 End of Year............    (24,712) (37,429) (46,116) (304,760) (189,935) 159,157     777,925  3,336,423  3,787,828
                          ---------  -------  -------  --------  --------  -------  ----------  ---------  ---------
 Net Unrealized Gain
 (Loss) on Investments..     12,717    8,687  (34,179) (114,824) (349,092) (14,723) (2,558,498)  (451,405) 1,073,595
                          ---------  -------  -------  --------  --------  -------  ----------  ---------  ---------
   Net Gain (Loss) on
   Investments..........      6,049   (1,870)  (3,130) (156,408) (292,584)  82,062   2,429,742  3,406,040  3,636,811
Increase (Decrease) in
Assets Resulting from
Operations..............  $ 102,525   81,041   60,187   180,127   (12,337) 323,663   2,703,426  3,627,529  3,852,977
                          =========  =======  =======  ========  ========  =======  ==========  =========  =========

                                                                 U.S. Government/
                                  Growth Division               AAA-Rated Division        Asset Allocation Division
                          ---------------------------------  ---------------------------  ---------------------------
                             1999        1998       1997       1999      1998     1997      1999      1998     1997
                          -----------  ---------  ---------  --------  --------  -------  ---------  -------  -------
Investment Income:
 Dividend Income........  $    83,136    115,480    134,259   192,900   165,217  147,633    243,309  223,957  174,754
Expenses:
 Mortality and Expense
 Charge.................      328,963    215,716    173,987    22,747    19,492   16,289     51,814   44,638   36,970
                          -----------  ---------  ---------  --------  --------  -------  ---------  -------  -------
   Net Investment Income
   (Expense)............     (245,827)  (100,236)   (39,728)  170,153   145,725  131,344    191,495  179,319  137,784
Net Realized Gain on In-
vestments:
 Realized Gain from Dis-
 tributions.............    7,940,743  4,926,240  3,088,079       --        --       --     436,651  461,427  288,742
 Proceeds from Sales....    4,078,426  2,408,576  2,854,025   403,213   419,091  363,960  1,089,565  522,616  593,825
 Cost of Investments
 Sold...................    2,741,360  1,811,155  1,752,513   414,626   416,180  314,641    950,757  435,583  405,749
                          -----------  ---------  ---------  --------  --------  -------  ---------  -------  -------
   Net Realized Gain
   (Loss) on Invest-
   ments................    9,277,809  5,523,661  4,189,591   (11,413)    2,911   49,319    575,659  548,460  476,818
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    8,529,513  4,617,293  2,937,160    19,560   (27,162)  (6,315)   747,636  772,040  527,649
 Unrealized Gain (Loss)
 End of Year............   20,584,231  8,529,513  4,617,293  (179,008)   19,560  (27,162)   416,807  747,636  772,040
                          -----------  ---------  ---------  --------  --------  -------  ---------  -------  -------
 Net Unrealized Gain
 (Loss) on Investments..   12,054,718  3,912,220  1,680,133  (198,568)   46,722  (20,847)  (330,829) (24,404) 244,391
                          -----------  ---------  ---------  --------  --------  -------  ---------  -------  -------
   Net Gain (Loss) on
   Investments..........   21,332,527  9,435,881  5,869,724  (209,981)   49,633   28,472    244,830  524,056  721,209
Increase (Decrease) in
Assets Resulting from
Operations..............  $21,086,700  9,335,645  5,829,996   (39,828)  195,358  159,816    436,325  703,375  858,993
                          ===========  =========  =========  ========  ========  =======  =========  =======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                                  Page 2 of 2
 For the years ended December 31, 1999, 1998, and 1997, except for the Global
  Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division
  which is for the period May 15, 1998 (Inception) through December 31, 1998

                                                                                                           Global Small
                                                             Global Growth                                Capitalization
                              International Division            Division             Bond Division           Division
                          ------------------------------  ---------------------  -----------------------  ---------------
                             1999      1998      1997      1999    1998   1997    1999     1998    1997    1999     1998
                          ---------- --------- ---------  ------- ------  -----  -------  ------  ------  -------  ------
Investment Income:
 Dividend Income........  $  234,405   131,756   175,293    7,917  1,621     29   13,952   9,392     926      708     268
Expenses:
 Mortality and Expense
 Charge.................      98,243    72,947    66,681    3,817    940     12    1,480     922       9    1,281     118
                          ---------- --------- ---------  ------- ------  -----  -------  ------  ------  -------  ------
   Net Investment Income
   (Expense)............     136,162    58,809   106,612    4,100    681     17   12,472   8,470     917     (573)    150
Net Realized Gain on In-
vestments:
 Realized Gain from Dis-
 tributions.............   1,690,422   194,147   895,572   42,478  6,913     20      --    1,020     739   40,508     939
 Proceeds from Sales....   1,813,710 1,525,220 1,324,190   38,390 63,152  5,402  103,342  12,969     --    40,096   2,973
 Cost of Investments
 Sold...................   1,137,843 1,342,843   980,764   31,886 60,867  5,506  106,752  13,407     --    32,054   3,061
                          ---------- --------- ---------  ------- ------  -----  -------  ------  ------  -------  ------
   Net Realized Gain
   (Loss) on Invest-
   ments................   2,166,289   376,524 1,238,996   48,962  9,196    (84)  (3,410)    582     739   48,550     851
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......   1,665,020   254,538   959,525   22,248   (155)   --    (4,405) (1,574)    --    12,850     --
 Unrealized Gain (Loss)
 End of Year............   7,666,510 1,665,020   254,538  326,776 22,248   (155)  (9,350) (4,405) (1,574)  98,858  12,850
                          ---------- --------- ---------  ------- ------  -----  -------  ------  ------  -------  ------
 Net Unrealized Gain
 (Loss) on Investments..   6,001,490 1,410,482  (704,987) 304,528 22,403   (155)  (4,945) (2,831) (1,574)  86,008  12,850
                          ---------- --------- ---------  ------- ------  -----  -------  ------  ------  -------  ------
   Net Gain (Loss) on
   Investments..........   8,167,779 1,787,006   534,011  353,510 31,601   (239)  (8,355) (2,249)   (835) 134,558  13,701
Increase (Decrease) in
Assets Resulting from
Operations..............  $8,303,941 1,845,815   642,623  357,610 32,282   (222)   4,117   6,221      82  133,985  13,851
                          ========== ========= =========  ======= ======  =====  =======  ======  ======  =======  ======



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS
 For the years ended December 31, 1999, 1998, and 1997, except for the Global
  Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division
  which is for the period May 15, 1998 (Inception) through December 31, 1998

                             Cash Management Division         High-Yield Bond Division            Growth-Income Division
                          --------------------------------  -------------------------------  ----------------------------------
                             1999       1998       1997       1999       1998       1997        1999        1998        1997
                          ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
Operations:
 Net Investment Income
 (Expense)..............  $   96,476     82,911     63,317    336,535    280,247    241,601     273,684     221,489     216,166
 Net Realized Gain
 (Loss) on Investment...      (6,668)   (10,557)    31,049    (41,584)    56,508     96,785   4,988,240   3,857,445   2,563,216
 Net Unrealized Gain
 (Loss) on Investments..      12,717      8,687    (34,179)  (114,824)  (349,092)   (14,723) (2,558,498)   (451,405)  1,073,595
                          ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
  Increase (Decrease)
  in Net Assets Result-
  ing from Operations...     102,525     81,041     60,187    180,127    (12,337)   323,663   2.703,426   3,627,529   3,852,977
  Net Deposits into
  Separate Account......     495,973    596,074     69,053     25,491    239,057    459,664     302,305   1,503,802   1,497,701
                          ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
   Increase in Net As-
   sets.................     598,498    677,115    129,240    205,618    226,720    783,327   3,005,731   5,131,331   5,350,678
Net Assets, Beginning of
Year....................   2,164,107  1,486,992  1,357,752  3,583,137  3,356,417  2,573,090  24,966,712  19,835,381  14,484,703
                          ----------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
Net Assets, End of Year.  $2,762,605  2,164,107  1,486,992  3,788,755  3,583,137  3,356,417  27,972,443  24,966,712  19,835,381
                          ==========  =========  =========  =========  =========  =========  ==========  ==========  ==========

                                                                   U.S. Government/
                                 Growth Division                  AAA-Rated Division           Asset Allocation Division
                        -----------------------------------  ------------------------------  -------------------------------
                           1999         1998        1997       1999       1998      1997       1999       1998       1997
                        -----------  ----------  ----------  ---------  --------- ---------  ---------  ---------  ---------
Operations:
 Net Investment Income
 (Expense)............. $  (245,827)   (100,236)    (39,728)   170,153    145,725   131,344    191,495    179,319    137,784
 Net Realized Gain
 (Loss) on Investment..   9,277,809   5,523,661   4,189,591    (11,413)     2,911    49,319    575,659    548,460    476,818
 Net Unrealized Gain
 (Loss) on Invest-
 ments.................  12,054,718   3,912,220   1,680,133   (198,568)    46,722   (20,847)  (330,829)   (24,404)   244,391
                        -----------  ----------  ----------  ---------  --------- ---------  ---------  ---------  ---------
  Increase (Decrease)
  in Net Assets Re-
  sulting from Opera-
  tions................  21,086,700   9,335,645   5,829,996    (39,828)   195,358   159,816    436,325    703,375    858,993
  Net Deposits into
  Separate Account.....   1,094,698   1,824,078     864,930      9,536    508,935   158,596   (256,535)   702,411    389,338
                        -----------  ----------  ----------  ---------  --------- ---------  ---------  ---------  ---------
   Increase in Net
   Assets..............  22,181,398  11,159,723   6,694,926    (30,292)   704,293   318,412    179,790  1,405,786  1,248,331
Net Assets, Beginning
of Year................  36,971,869  25,812,144  19,117,218  3,049,028  2,344,735 2,026,323  6,808,669  5,402,883  4,154,552
                        -----------  ----------  ----------  ---------  --------- ---------  ---------  ---------  ---------
Net Assets, End of
Year................... $59,153,267  36,971,869  25,812,144  3,018,736  3,049,028 2,344,735  6,988,459  6,808,669  5,402,883
                        ===========  ==========  ==========  =========  ========= =========  =========  =========  =========

                                                                                                           Global Small
                                                            Global Growth                                 Capitalization
                          International Division              Division              Bond Division            Division
                     --------------------------------  -----------------------  ------------------------  ---------------
                        1999        1998      1997       1999     1998   1997    1999     1998     1997    1999     1998
                     ----------- ---------- ---------  --------- ------- -----  -------  -------  ------  -------  ------
Operations:
 Net Investment In-
 come (Expense)..... $   136,162     58,809   108,612      4,100     681    17   12,472    8,470     917     (573)    150
 Net Realized Gain
 (Loss) on Invest-
 ment...............   2,166,289    376,524 1,238,998     48,982   9,198   (84)  (3,410)     582     739   48,550     851
 Net Unrealized
 Gain (Loss) on In-
 vestments..........   6,001,490  1,410,482  (704,987)   304,528  22,403  (155)  (4,945)  (2,831) (1,574)  86,008  12,850
                     ----------- ---------- ---------  --------- ------- -----  -------  -------  ------  -------  ------
  Increase (De-
  crease) in Net
  Assets Resulting
  from Operations...   8,303,941  1,845,815   642,623    357,610  32,282  (222)   4,117    6,221      82  133,985  13,851
  Net Deposits into
  Separate Account..     157,446    313,448   722,256    508,572 179,878 5,428  (35,581) 151,370  64,725  306,127  59,051
                     ----------- ---------- ---------  --------- ------- -----  -------  -------  ------  -------  ------
   Increase in Net
   Assets...........   8,461,387  2,159,263 1,364,879    866,182 212,160 5,206  (31,464) 157,591  64,807  440,112  72,902
Net Assets, Begin-
ning of Year........  10,913,292  8,754,029 7,389,150    217,366   5,206   --   222,398   64,807     --    72,902     --
                     ----------- ---------- ---------  --------- ------- -----  -------  -------  ------  -------  ------
Net Assets, End of
Year................ $19,374,679 10,913,292 8,754,029  1,083,548 217,366 5,206  190,934  222,398  64,807  513,014  72,902
                     =========== ========== =========  ========= ======= =====  =======  =======  ======  =======  ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT A

                         Notes to Financial Statements

                               December 31, 1999

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account A on October 30, 1987. Paragon Separate Account A (the Separate Account) commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into ten divisions, which invest exclusively in shares of a single fund of American Variable Insurance Series (American Series), an open-end, diversified management investment company. These funds are the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government AAA-Rated, Asset Allocation, International, Global Growth, Bond and Global Small Capitalization (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of the American Series are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1%, 2.5% or 3.5% of the premium paid. The premium expense charge compensates Paragon for

                           PARAGON SEPARATE ACCOUNT A

(3) Policy Charges--Continued

providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, or after issue or an increase, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year up to eleven years after the initial charge in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT A

(4) Purchases and Sales of American Series Shares

  For the Years ended December 31, 1999, 1998, and 1997, except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which are for the period May 15, 1998 (Inception) through December 31, 1998, purchases and proceeds from the sales of the American Series were as follows:

                           Cash Management Division     High-Yield Division      Growth-Income Division
                         ---------------------------- ----------------------- -----------------------------
                            1999      1998     1997    1999    1998    1997     1999      1998      1997
                         ---------- --------- ------- ------- ------- ------- --------- --------- ---------
Purchases............... $1,482,069 1,211,759 501,797 584,077 664,784 716,910 3,137,946 2,826,253 3,148,883
Sales................... $1,005,867   628,387 443,594 582,087 463,409 274,962 3,021,189 1,511,189 1,769,273
                         ========== ========= ======= ======= ======= ======= ========= ========= =========

                                                           U.S. Government/
                                Growth Division           AAA-Rated Division     Asset Allocation Division
                         ------------------------------ ----------------------- ---------------------------
                            1999      1998      1997     1999    1998    1997     1999      1998     1997
                         ---------- --------- --------- ------- ------- ------- --------- --------- -------
Purchases............... $4,831,538 3,933,913 3,567,101 389,407 898,768 512,847   776,736 1,176,859 934,034
Sales................... $4,078,426 2,408,576 2,854,025 403,213 419,091 363,960 1,089,565   522,616 593,825
                         ========== ========= ========= ======= ======= ======= ========= ========= =======

                                                                                                       Global Small
                                                            Global Growth                              Corporation
                             International Division            Division            Bond Division         Division
                         ------------------------------ ---------------------- ---------------------- --------------
                            1999      1998      1997     1999    1998    1997   1999    1998    1997   1999    1998
                         ---------- --------- --------- ------- ------- ------ ------- ------- ------ ------- ------
Purchases............... $1,866,011 1,701,386 2,043,240 542,031 240,471 11,085  66,106 162,110 64,725 344,832 61,565
Sales................... $1,813,710 1,525,220 1,324,190  38,390  63,152  5,402 103,342  12,969      0  40,096  2,973
                         ========== ========= ========= ======= ======= ====== ======= ======= ====== ======= ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT A

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1999, 1998, and 1997 except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which is for the period May 15, 1998 (Inception) through December 31, 1998.

                                                              High-
                           Cash Management Division    Yield Bond Division     Growth-Income Division
                          -------------------------- ----------------------- ---------------------------
                            1999     1998     1997    1999    1998    1997     1999      1998     1997
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
Net Increase in Units
 Deposits...............    93,130   78,771   34,468  19,790  23,162  25,785   43,326    45,271   59,235
 Withdrawals............    62,101   40,080   29,861  18,983  15,117   9,362   38,900    21,620   30,135
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
 Net Increase in Units..    31,029   38,691    4,607     807   8,045  16,423    4,426    23,651   29,100
Outstanding Units,
Beginning of Year.......   136,790   98,099   93,492 121,546 113,501  97,078  355,175   331,524  302,424
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
Outstanding Units, End
of Year.................   167,819  136,790   98,099 122,353 121,546 113,501  359,601   355,175  331,524
                          ======== ======== ======== ======= ======= ======= ========  ======== ========
                                                        U.S. Government/
                               Growth Division         AAA-Rated Division    Asset Allocation Division
                          -------------------------- ----------------------- ---------------------------
                            1999     1998     1997    1999    1998    1997     1999      1998     1997
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
Net Increase in Units
 Deposits...............    45,334   53,606   59,854  20,540  48,167  29,124   27,915    45,193   41,817
 Withdrawals............    36,311   29,276   43,445  20,135  21,317  20,299   36,665    18,678   24,483
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
 Net Increase in Units..     9,023   24,330   16,409     405  26,850   8,825   (8,750)   26,515   17,334
Outstanding Units,
Beginning of Year.......   400,863  376,533  360,124 154,076 127,226 118,401  243,318   216,803  199,469
                          -------- -------- -------- ------- ------- ------- --------  -------- --------
Outstanding Units, End
of Year.................   409,886  400,863  376,533 154,481 154,076 127,226  234,568   243,318  216,803
                          ======== ======== ======== ======= ======= ======= ========  ======== ========

                                                                                            Global Small
                                                     Global Growth                         Capitalization
                          International Division       Division         Bond Division         Division
                          ----------------------- ------------------- -------------------- ---------------
                           1999    1998    1997    1999   1998  1997  1999     1998  1997   1999    1998
                          ------- ------- ------- ------ ------ ----- ------  ------ ----- ------- -------
Net Increase in Units
 Deposits...............   73,275  85,032 110,855 32,866 20,277 1,004  6,032  15,192 6,056  22,912  7,474
 Withdrawals............   66,636  68,041  70,268  2,223  5,073   523  9,223   1,149     1   3,634    327
                          ------- ------- ------- ------ ------ ----- ------  ------ ----- ------- ------
 Net Increase in Units..    6,639  16,991  40,587 30,643 15,204   481 (3,191) 14,043 6,055  19,278  7,147
Outstanding Units,
Beginning of Year.......  487,493 470,502 429,915 15,685    481   --  20,098   6,055   --    7,147    --
                          ------- ------- ------- ------ ------ ----- ------  ------ ----- ------- ------
Outstanding Units, End
of Year.................  494,132 487,493 470,502 46,328 15,685   481 16,907  20,098 6,055  26,425  7,147
                          ======= ======= ======= ====== ====== ===== ======  ====== ===== ======= ======

                          PARAGON SEPARATE ACCOUNT A

                                  Page 1 of 2

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares in the American Series. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of rider charges. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997, except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which is for the period May 15, 1998 (Inception) through December 31, 1998.

                          Cash Management Division       High-Yield Bond Division          Growth-Income Division
                         -----------------------------  ----------------------------  ----------------------------------
                           1999       1998      1997      1999      1998      1997       1999       1998         1997
                         ---------  --------  --------  --------  --------  --------  ----------  ----------  ----------
Total Gross Deposits.... $ 662,254   900,694   480,549   757,715   939,255   851,440   4,105,126   4,415,471   4,234,060
Surrenders and
Withdrawals.............  (403,468) (248,642) (255,218) (237,513) (349,977) (164,731) (1,418,560) (1,194,511) (1,323,100)
Transfers Between Funds
and General Account.....   529,957   222,269   103,215  (248,946)  (66,499)   34,786  (1,035,081)   (362,418)   (135,707)
                         ---------  --------  --------  --------  --------  --------  ----------  ----------  ----------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   788,743   874,321   328,546   271,256   522,779   721,495   1,651,485   2,858,542   2,775,253
Deductions:
 Premium Expense
 Charges................    16,902    23,179    12,315    19,339    24,171    21,821     104,770     113,631     108,510
 Monthly Expense
 Charges................    10,381     9,831     5,351     8,520    10,004     9,481      46,827      47,835      47,147
 Cost of Insurance and
 Optional Benefits......   265,487   245,237   241,827   217,906   249,547   230,529   1,197,583   1,193,274   1,121,895
                         ---------  --------  --------  --------  --------  --------  ----------  ----------  ----------
   Total Deductions.....   292,770   278,247   259,493   245,765   283,722   261,831   1,349,180   1,354,740   1,277,552
                         ---------  --------  --------  --------  --------  --------  ----------  ----------  ----------
Net Deposits from
Policyholders........... $ 495,973   596,074    69,053    25,491   239,057   459,664     302,305   1,503,802   1,497,701
                         =========  ========  ========  ========  ========  ========  ==========  ==========  ==========

                                                                   U.S. Government/
                                  Growth Division                 AAA-Rated Division          Asset Allocation Division
                         -----------------------------------  ----------------------------  -------------------------------
                            1999         1998        1997       1999      1998      1997      1999       1998       1997
                         -----------  ----------  ----------  --------  --------  --------  ---------  ---------  ---------
Total Gross Deposits.... $ 5,805,189   5,752,879   5,579,506   563,306   830,396   604,392  1,137,178  1,402,869  1,203,831
Surrenders and
Withdrawals.............  (2,864,964) (1,839,538) (2,433,049) (251,185) (255,904) (253,307)  (483,502)  (286,876)  (368,203)
Transfers Between Funds
and General Account.....      42,059    (340,651)   (680,220)  (97,150)  151,445    17,632   (554,944)   (26,637)   (92,300)
                         -----------  ----------  ----------  --------  --------  --------  ---------  ---------  ---------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   2,982,284   3,572,690   2,466,237   214,971   725,937   368,717     98,732  1,089,356    743,328
Deductions:
 Premium Expense
 Charges................     148,159     148,049     142,991    14,376    21,369    15,489     29,023     36,102     30,852
 Monthly Expense
 Charges................      65,455      61,689      62,129     7,190     7,540     6,730     12,277     13,522     13,405
 Cost of Insurance and
 Optional Benefits......   1,673,972   1,538,874   1,396,187   183,869   188,093   187,902    313,967    337,321    309,733
                         -----------  ----------  ----------  --------  --------  --------  ---------  ---------  ---------
   Total Deductions.....   1,887,586   1,748,612   1,601,307   205,435   217,002   210,121    355,267    386,945    353,990
                         -----------  ----------  ----------  --------  --------  --------  ---------  ---------  ---------
Net Deposits from
Policyholders........... $ 1,094,698   1,824,078     864,930     9,536   508,935   158,596   (256,535)   702,411    389,338
                         ===========  ==========  ==========  ========  ========  ========  =========  =========  =========

                          PARAGON SEPARATE ACCOUNT A

                                  Page 2 of 2

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares in the American Series. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of rider charges. The following is a summary of net deposits made for the years ended December 31, 1999, 1998, and 1997, except for the Global Growth Division and Bond Division which are for the period from May 1, 1997 (Inception) to December 31, 1997, and the Global Small Capitalization Division which is for the period May 15, 1998 (Inception) through December 31, 1998.

                                                                                                              Global Small
                                                               Global Growth                                 Capitalization
                             International Division              Division               Bond Division           Division
                         --------------------------------  -----------------------  ------------------------ ---------------
                            1999       1998       1997      1999     1998    1997    1999     1998     1997   1999     1998
                         ----------  ---------  ---------  -------  -------  -----  -------  -------  ------ -------  ------
 Total Gross Deposits..  $2,011,778  2,441,558  2,486,717  248,542   81,931  2,352   79,818   60,770     --  132,488  16,691
 Surrenders and
 Withdrawals...........    (825,357)  (600,534)  (825,714) (22,028) (26,996)  (133) (74,358) (21,833)    --   (6,034) (4,977)
 Transfers Between
 Funds and General
 Account...............    (447,726)  (907,398)  (286,533) 317,972  134,522  3,026  (24,218) 122,776  64,725 193,956  48,497
                         ----------  ---------  ---------  -------  -------  -----  -------  -------  ------ -------  ------
  Total Gross Deposits
  net of Surrenders,
  Withdrawals,
  and Transfers........     738,695    933,626  1,374,470  544,486  189,457  5,245  (18,758) 161,713  64,725 320,410  60,211
 Deductions:
  Premium Expense
  Charges..............      51,344     62,833     63,729    6,342    2,108     60    2,038    1,564     --    3,383     430
  Monthly Expense
  Charges..............      19,940     21,481     27,690    1,113      288     26      556      338      --     410      28
  Cost of Insurance
  and Optional
  Benefits.............     509,965    535,864    560,795   28,459    7,183   (269)  14,229    8,441     --   10,490     702
                         ----------  ---------  ---------  -------  -------  -----  -------  -------  ------ -------  ------
    Total Deductions...     581,249    620,178    652,214   35,914    9,579   (183)  16,823   10,343     --   14,283   1,160
                         ----------  ---------  ---------  -------  -------  -----  -------  -------  ------ -------  ------
 Net Deposits from
 Policyholders.........  $  157,446    313,448    722,256  508,572  179,878  5,428  (35,581) 151,370  64,725 306,127  59,051
                         ==========  =========  =========  =======  =======  =====  =======  =======  ====== =======  ======

                           PARAGON SEPARATE ACCOUNT A
                   Note to Financial Statements--(Continued)

Note 7--Subsequent Event

  On January 6, 2000, Paragon Life Insurance Co.'s ultimate parent, GenAmerica Corporation, was purchased by Metropolitan Life Insurance Company.

                           PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                Number     Market
                                               of Shares    Value       Cost
                                               --------- ----------- -----------
American Variable Insurance Series:
  Cash Management Division....................  249,739  $ 2,759,617 $ 2,784,329
  High-Yield Bond Division....................  296,446    3,779,681   4,084,441
  Growth-Income Division......................  844,485   27,935,557  27,157,632
  Growth Division.............................  836,535   59,076,119  38,491,888
  U.S. Government/AAA-Rated Division..........  284,870    3,008,228   3,187,236
  Asset Allocation Division...................  462,950    6,976,657   6,559,850
  International Division......................  724,036   19,360,734  11,694,224
  Global Growth Division......................   50,471    1,081,082     754,306
  Bond Fund...................................   19,452      189,460     198,810
  Global Small Capitalization.................   29,508      512,562     413,704





                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value, Cash Surrender Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables illustrate a Policy issued to Insureds, age 30 and 50, in a group that is 70% male, 30% female. The Cash Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the premium expense charge, the monthly administrative charge and monthly charges for the cost of insurance based on the 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Guaranteed" heading shows the projected Cash Surrender Values of the Policy, which are calculated by taking the Cash Value under the "Guaranteed" heading and deducting any applicable contingent deferred sales charges under the Policies. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the premium expense charge, the monthly administrative charge and monthly charges for the cost of insurance at the current level for a group that is 70% male, 30% female, which is less than or equal to the guaranteed rates of 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. These cost of insurance rates illustrated at the current level as described would range from 44% to 81% of the guaranteed rates depending upon attained age. The "Cash Surrender Value" column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any applicable contingent deferred sales charge. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated. These illustrations also show how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5.00% compounded annually.

  The amounts shown for the Cash Value, Cash Surrender Value, and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .538%, (representing the average of the fees incurred by the Funds in which the Account invests is applicable to each Fund the actual investment advisory fee is shown in the Fund prospectus) and a .022% charge that is an estimate of the Funds' expenses based on expenses on an average of the actual expenses incurred in fiscal year 1999. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of 1.460%, 4.540%, and 10.540%, respectively. The Fund has no expense reimbursement arrangement with Capital or the Company.

  The values reflect a premium expense charge of 2.5%, contingent deferred sales charge of 25%, and a charge for premium taxes of 2%.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and a components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.")

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, and that no transfer charges were incurred.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested, and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $252,000                         Age: 30
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%              (Monthly Premium: $200.00)
                                                          Premium Tax: 2.00%

                          For Separate Account A--A Hypothetical Gross
                      Annual Rate of Return at 0.00% (Net Rate at -1.460%)
                      -----------------------------------------------------
                             Guaranteed*                 Current**
                      -------------------------- --------------------------
                        Cash                       Cash
             Premium  Surrender  Cash    Death   Surrender  Cash    Death
      Year   at 5.00%   Value    Value  Benefit    Value    Value  Benefit
      ----   -------- --------- ------- -------- --------- ------- --------
       1     $  2,464  $ 1,141  $ 1,741 $252,000  $ 1,390  $ 1,990 $252,000
       2        5,052    2,905    3,445  252,000    3,405    3,945  252,000
       3        7,769    4,630    5,110  252,000    5,383    5,863  252,000
       4       10,622    6,308    6,728  252,000    7,326    7,746  252,000
       5       13,618    7,941    8,301  252,000    9,229    9,589  252,000
       6       16,763    9,522    9,822  252,000   11,090   11,390  252,000
       7       20,066   11,044   11,284  252,000   12,906   13,146  252,000
       8       23,533   12,501   12,681  252,000   14,678   14,858  252,000
       9       27,175   13,887   14,007  252,000   16,405   16,525  252,000
      10       30,998   15,199   15,259  252,000   18,084   18,144  252,000
      11       35,012   16,427   16,427  252,000   19,705   19,705  252,000
      12       39,228   17,509   17,509  252,000   21,198   21,198  252,000
      13       43,653   18,502   18,502  252,000   22,627   22,627  252,000
      14       48,301   19,404   19,404  252,000   23,986   23,986  252,000
      15       53,180   20,215   20,215  252,000   25,267   25,267  252,000
      16       58,304   20,927   20,927  252,000   26,470   26,470  252,000
      17       63,683   21,540   21,540  252,000   27,592   27,592  252,000
      18       69,332   22,046   22,046  252,000   28,623   28,623  252,000
      19       75,263   22,441   22,441  252,000   29,558   29,558  252,000
      20       81,491   22,713   22,713  252,000   30,390   30,390  252,000
      25      117,624   21,733   21,733  252,000   32,790   32,790  252,000
      30      163,739   15,476   15,476  252,000   31,154   31,154  252,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $252,000                         Age: 30
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%              (Monthly Premium: $200.00)
                                                          Premium Tax: 2.00%

                           For Separate Account A--A Hypothetical Gross
                         Annual Rate of Return at 6% (Net Rate at 4.540%)
                      ------------------------------------------------------
                             Guaranteed*                  Current**
                      -------------------------- ---------------------------
                        Cash                       Cash
             Prem at  Surrender  Cash    Death   Surrender   Cash    Death
      Year    5.00%     Value    Value  Benefit    Value    Value   Benefit
      ----   -------- --------- ------- -------- --------- -------- --------
        1    $  2,464  $ 1,197  $ 1,797 $252,000 $  1,455  $  2,055 $252,000
        2       5,052    3,125    3,665  252,000    3,657     4,197  252,000
        3       7,769    5,124    5,604  252,000    5,948     6,428  252,000
        4      10,622    7,188    7,608  252,000    8,334     8,754  252,000
        5      13,618    9,321    9,681  252,000   10,813    11,173  252,000
        6      16,763   11,521   11,821  252,000   13,386    13,686  252,000
        7      20,066   13,782   14,022  252,000   16,056    16,296  252,000
        8      23,533   16,100   16,280  252,000   18,827    19,007  252,000
        9      27,175   18,472   18,592  252,000   21,703    21,823  252,000
       10      30,998   20,898   20,958  252,000   24,684    24,744  252,000
       11      35,012   23,368   23,368  252,000   27,767    27,767  252,000
       12      39,228   25,825   25,825  252,000   30,884    30,884  252,000
       13      43,653   28,326   28,326  252,000   34,105    34,105  252,000
       14      48,301   30,873   30,873  252,000   37,428    37,428  252,000
       15      53,180   33,467   33,467  252,000   40,853    40,853  252,000
       16      58,304   36,105   36,105  252,000   44,381    44,381  252,000
       17      63,683   38,788   38,788  252,000   48,017    48,017  252,000
       18      69,332   41,512   41,512  252,000   51,759    51,759  252,000
       19      75,263   44,279   44,279  252,000   55,607    55,607  252,000
       20      81,491   47,079   47,079  252,000   59,561    59,561  252,000
       25     117,624   61,273   61,273  252,000   81,023    81,023  252,000
       30     163,739   75,000   75,000  252,000  105,364   105,364  252,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $252,000                         Age: 30
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                           For Separate Account A--A Hypothetical Gross
                       Annual Rate of Return at 12.00% (Net Rate at 10.540%)
                      -------------------------------------------------------
                              Guaranteed*                  Current**
                      --------------------------- ---------------------------
                        Cash                        Cash
               Prem   Surrender   Cash    Death   Surrender   Cash    Death
      Year   at 5.00%   Value    Value   Benefit    Value    Value   Benefit
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,253  $  1,853 $252,000 $  1,518  $  2,118 $252,000
        2       5,052    3,351     3,891  252,000    3,914     4,454  252,000
        3       7,769    5,649     6,129  252,000    6,548     7,028  252,000
        4      10,622    8,160     8,580  252,000    9,447     9,867  252,000
        5      13,618   10,909    11,269  252,000   12,633    12,993  252,000
        6      16,763   13,915    14,215  252,000   16,134    16,434  252,000
        7      20,066   17,197    17,437  252,000   19,981    20,221  252,000
        8      23,533   20,778    20,958  252,000   24,212    24,392  252,000
        9      27,175   24,687    24,807  252,000   28,866    28,986  252,000
       10      30,998   28,955    29,015  252,000   33,986    34,046  252,000
       11      35,012   33,612    33,612  252,000   39,611    39,611  252,000
       12      39,228   38,642    38,642  252,000   45,729    45,729  252,000
       13      43,653   44,148    44,148  252,000   52,462    52,462  252,000
       14      48,301   50,186    50,186  252,000   59,873    59,873  252,000
       15      53,180   56,817    56,817  252,000   68,032    68,032  252,000
       16      58,304   64,103    64,103  252,000   77,022    77,022  252,000
       17      63,683   72,121    72,121  252,000   86,934    86,934  252,000
       18      69,332   80,953    80,953  252,000   97,870    97,870  252,000
       19      75,263   90,696    90,696  252,000  109,940   109,940  252,000
       20      81,491  101,451   101,451  252,000  123,277   123,277  252,000
       25     117,624  175,087   175,087  274,887  213,755   213,755  335,595
       30     163,739  295,354   295,354  395,775  360,483   360,483  483,047

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $99,000                          Age: 50
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%              (Monthly Premium: $200.00)
                                                          Premium Tax: 2.00%

                         For Separate Account A--A Hypothetical Gross
                         Annual Rate of Return at 0.00% (Net Rate at -
                                            1.460%)
                      ---------------------------------------------------
                             Guaranteed*                Current**
                      ------------------------- -------------------------
                        Cash                      Cash
               Prem   Surrender  Cash    Death  Surrender  Cash    Death
      Year   at 5.00%   Value    Value  Benefit   Value    Value  Benefit
      ----   -------- --------- ------- ------- --------- ------- -------
       1     $  2,464  $   880  $ 1,480 $99,000  $ 1,163  $ 1,763 $99,000
       2        5,052    2,349    2,889  99,000    2,922    3,462  99,000
       3        7,769    3,738    4,218  99,000    4,615    5,095  99,000
       4       10,622    5,043    5,463  99,000    6,241    6,661  99,000
       5       13,618    6,259    6,619  99,000    7,799    8,159  99,000
       6       16,763    7,386    7,686  99,000    9,275    9,575  99,000
       7       20,066    8,421    8,661  99,000   10,673   10,913  99,000
       8       23,533    9,364    9,544  99,000   11,989   12,169  99,000
       9       27,175   10,213   10,333  99,000   13,216   13,336  99,000
      10       30,998   10,958   11,018  99,000   14,347   14,407  99,000
      11       35,012   11,591   11,591  99,000   15,354   15,354  99,000
      12       39,228   12,035   12,035  99,000   16,188   16,188  99,000
      13       43,653   12,328   12,328  99,000   16,904   16,904  99,000
      14       48,301   12,450   12,450  99,000   17,494   17,494  99,000
      15       53,180   12,379   12,379  99,000   17,947   17,947  99,000
      16       58,304   12,102   12,102  99,000   18,243   18,243  99,000
      17       63,683   11,602   11,602  99,000   18,289   18,289  99,000
      18       69,332   10,865   10,865  99,000   18,082   18,082  99,000
      19       75,263    9,872    9,872  99,000   17,616   17,616  99,000
      20       81,491    8,583    8,583  99,000   16,879   16,879  99,000
      25      117,624        0        0       0    7,979    7,979  99,000
      30      163,739        0        0       0        0        0       0

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $99,000                          Age: 50
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                         For Separate Account A--A Hypothetical Gross
                      Annual Rate of Return at 6.00% (Net Rate at 4.540%)
                      ---------------------------------------------------
                             Guaranteed*                Current**
                      ------------------------- -------------------------
                        Cash                      Cash
               Prem   Surrender  Cash    Death  Surrender  Cash    Death
      Year   at 5.00%   Value    Value  Benefit   Value    Value  Benefit
      ----   -------- --------- ------- ------- --------- ------- -------
        1    $  2,464  $   929  $ 1,529 $99,000  $ 1,220  $ 1,820 $99,000
        2       5,052    2,535    3,075  99,000    3,145    3,685  99,000
        3       7,769    4,154    4,634  99,000    5,113    5,593  99,000
        4      10,622    5,779    6,199  99,000    7,125    7,545  99,000
        5      13,618    7,407    7,767  99,000    9,182    9,542  99,000
        6      16,763    9,038    9,338  99,000   11,274   11,574  99,000
        7      20,066   10,670   10,910  99,000   13,407   13,647  99,000
        8      23,533   12,304   12,484  99,000   15,578   15,758  99,000
        9      27,175   13,939   14,059  99,000   17,785   17,905  99,000
       10      30,998   15,568   15,628  99,000   20,026   20,086  99,000
       11      35,012   17,186   17,186  99,000   22,275   22,275  99,000
       12      39,228   18,717   18,717  99,000   24,490   24,490  99,000
       13      43,653   20,204   20,204  99,000   26,731   26,731  99,000
       14      48,301   21,629   21,629  99,000   28,997   28,997  99,000
       15      53,180   22,976   22,976  99,000   31,287   31,287  99,000
       16      58,304   24,236   24,236  99,000   33,590   33,590  99,000
       17      63,683   25,396   25,396  99,000   35,844   35,844  99,000
       18      69,332   26,449   26,449  99,000   38,056   38,056  99,000
       19      75,263   27,381   27,381  99,000   40,237   40,237  99,000
       20      81,491   28,166   28,166  99,000   42,396   42,396  99,000
       25     117,624   28,015   28,015  99,000   52,923   52,923  99,000
       30     163,739   12,330   12,330  99,000   62,450   62,450  99,000

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $99,000                          Age: 50
Death Benefit Option: A                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                           For Separate Account A--A Hypothetical Gross
                       Annual Rate of Return at 12.00% (Net Rate at 10.540%)
                      -------------------------------------------------------
                              Guaranteed*                  Current**
                      --------------------------- ---------------------------
                        Cash                        Cash
               Prem   Surrender   Cash    Death   Surrender   Cash    Death
      Year   at 5.00%   Value    Value   Benefit    Value    Value   Benefit
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $    976  $  1,576 $ 99,000 $  1,277  $  1,877 $ 99,000
        2       5,052    2,726     3,266   99,000    3,372     3,912   99,000
        3       7,769    4,596     5,076   99,000    5,642     6,122   99,000
        4      10,622    6,594     7,014   99,000    8,103     8,523   99,000
        5      13,618    8,732     9,092   99,000   10,777    11,137   99,000
        6      16,763   11,027    11,327   99,000   13,675    13,975   99,000
        7      20,066   13,496    13,736   99,000   16,829    17,069   99,000
        8      23,533   16,164    16,344   99,000   20,266    20,446   99,000
        9      27,175   19,055    19,175   99,000   24,017    24,137   99,000
       10      30,998   22,195    22,255   99,000   28,177    28,177   99,000
       11      35,012   25,611    25,611   99,000   32,589    32,589   99,000
       12      39,228   29,271    29,271   99,000   37,439    37,439   99,000
       13      43,653   33,267    33,267   99,000   42,788    42,788   99,000
       14      48,301   37,641    37,641   99,000   48,707    48,707   99,000
       15      53,180   42,447    42,447   99,000   55,279    55,279   99,000
       16      58,304   47,757    47,757   99,000   62,599    62,599   99,000
       17      63,683   53,659    53,659   99,000   70,756    70,756   99,000
       18      69,332   60,263    60,263   99,000   79,913    79,913   99,000
       19      75,263   67,701    67,701   99,000   90,220    90,220  105,558
       20      81,491   76,128    76,128   99,000  101,584   101,584  117,837
       25     117,624  136,506   136,506  146,061  178,395   178,395  190,883
       30     163,739  235,598   235,598  247,378  304,165   304,165  319,373

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Face Amount of Coverage: $109,000                         Age: 30
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                          For Separate Account A--A Hypothetical Gross
                      Annual Rate of Return at 0.00% (Net Rate at -1.460%)
                      -----------------------------------------------------
                             Guaranteed*                 Current**
                      -------------------------- --------------------------
                        Cash                       Cash
             Premium  Surrender  Cash    Death   Surrender  Cash    Death
      Year   at 5.00%   Value    Value  Benefit    Value    Value  Benefit
      ----   -------- --------- ------- -------- --------- ------- --------
       1     $  2,464  $ 1,422  $ 2,022 $111,022  $ 1,530  $ 2,130 $111,130
       2        5,052    3,468    4,008  113,008    3,686    4,226  113,226
       3        7,769    5,478    5,958  114,958    5,806    6,286  115,286
       4       10,622    7,447    7,867  116,867    7,893    8,313  117,313
       5       13,618    9,377    9,737  118,737    9,943   10,303  119,303
       6       16,763   11,266   11,566  120,566   11,957   12,257  121,257
       7       20,066   13,110   13,350  122,350   13,932   14,172  123,172
       8       23,533   14,905   15,085  124,085   15,870   16,050  125,050
       9       27,175   16,651   16,771  125,771   17,771   17,891  126,891
      10       30,998   18,346   18,406  127,406   19,632   19,692  128,692
      11       35,012   19,984   19,984  128,984   21,450   21,450  130,450
      12       39,228   21,505   21,505  130,505   23,160   23,160  132,160
      13       43,653   22,968   22,968  131,968   24,823   24,823  133,823
      14       48,301   24,373   24,373  133,373   26,437   26,437  135,437
      15       53,180   25,718   25,718  134,718   27,998   27,998  136,998
      16       58,304   27,001   27,001  136,001   29,507   29,507  138,507
      17       63,683   28,221   28,221  137,221   30,960   30,960  139,960
      18       69,332   29,376   29,376  138,376   32,355   32,355  141,355
      19       75,263   30,463   30,463  139,463   33,688   33,688  142,688
      20       81,491   31,478   31,478  140,478   34,956   34,956  143,956
      25      117,624   35,252   35,252  144,252   40,218   40,218  149,218
      30      163,739   36,335   36,335  145,335   43,185   43,185  152,185

--------
   * These values reflect investment results using guaranteed cost of insurance rates.
  ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $109,000                         Age: 30
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                           For Separate Account A--A Hypothetical Gross
                        Annual Rate of Return at 6.00% (Net Rate at 4.540%)
                      -------------------------------------------------------
                              Guaranteed*                  Current**
                      --------------------------- ---------------------------
                        Cash                        Cash
               Prem   Surrender   Cash    Death   Surrender   Cash    Death
      Year   at 5.00%   Value    Value   Benefit    Value    Value   Benefit
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,488  $  2,088 $111,088 $  1,599  $  2,199 $111,199
        2       5,052    3,724     4,264  113,264    3,956     4,496  113,496
        3       7,769    6,051     6,531  115,531    6,411     6,891  115,891
        4      10,622    8,470     8,890  117,890    8,972     9,392  118,392
        5      13,618   10,983    11,343  120,343   11,639    11,999  120,999
        6      16,763   13,593    13,893  122,893   14,416    14,716  123,716
        7      20,066   16,300    16,540  125,540   17,307    17,547  126,547
        8      23,533   19,104    19,284  128,284   20,316    20,496  129,496
        9      27,175   22,008    22,128  131,128   23,450    23,570  132,570
       10      30,998   25,014    25,074  134,074   26,709    26,769  135,769
       11      35,012   28,119    28,119  137,119   30,097    30,097  139,097
       12      39,228   31,268    31,268  140,268   33,552    33,552  142,552
       13      43,653   34,523    34,523  143,523   37,142    37,142  146,142
       14      48,301   37,887    37,887  146,887   40,869    40,869  149,869
       15      53,180   41,364    41,364  150,364   44,736    44,736  153,736
       16      58,304   44,955    44,955  153,955   48,747    48,747  157,747
       17      63,683   48,663    48,663  157,663   52,906    52,906  161,906
       18      69,332   52,491    52,491  161,491   57,215    57,215  166,215
       19      75,263   56,441    56,441  165,441   61,677    61,677  170,677
       20      81,491   60,512    60,512  169,512   66,295    66,295  175,295
       25     117,624   82,608    82,608  191,608   91,832    91,832  200,832
       30     163,739  107,407   107,407  216,407  121,513   121,513  230,513

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $109,000                         Age: 30
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                           For Separate Account A--A Hypothetical Gross
                       Annual Rate of Return at 12.00% (Net Rate at 10.540%)
                      -------------------------------------------------------
                              Guaranteed*                  Current**
                      --------------------------- ---------------------------
                        Cash                        Cash
               Prem   Surrender   Cash    Death   Surrender   Cash    Death
      Year   at 5.00%   Value    Value   Benefit    Value    Value   Benefit
      ----   -------- --------- -------- -------- --------- -------- --------
        1    $  2,464 $  1,553  $  2,153 $111,153 $  1,668  $  2,268 $111,268
        2       5,052    3,986     4,526  113,526    4,231     4,771  113,771
        3       7,769    6,661     7,141  116,141    7,054     7,534  116,534
        4      10,622    9,599    10,019  119,019   10,163    10,583  119,583
        5      13,618   12,828    13,188  122,188   13,587    13,947  122,947
        6      16,763   16,377    16,677  125,677   17,357    17,657  126,657
        7      20,066   20,273    20,513  129,513   21,508    21,748  130,748
        8      23,533   24,551    24,731  133,731   26,080    26,260  135,260
        9      27,175   29,247    29,367  138,367   31,117    31,237  140,237
       10      30,998   34,404    34,464  143,464   36,665    36,725  145,725
       11      35,012   40,063    40,063  149,063   42,774    42,774  151,774
       12      39,228   46,216    46,216  155,216   49,436    49,436  158,436
       13      43,653   52,980    52,980  161,980   56,778    56,778  165,778
       14      48,301   60,417    60,417  169,417   64,867    64,867  173,867
       15      53,180   68,597    68,597  177,597   73,778    73,778  182,778
       16      58,304   77,593    77,593  186,593   83,596    83,596  192,596
       17      63,683   87,492    87,492  196,492   94,414    94,414  203,414
       18      69,332   98,384    98,384  207,384  106,332   106,332  215,855
       19      75,263  110,370   110,370  219,370  119,456   119,456  235,330
       20      81,491  123,557   123,557  235,994  133,896   133,896  255,742
       25     117,624  211,917   211,917  332,711  231,018   231,018  362,698
       30     163,739  354,426   354,426  474,931  388,421   388,421  520,485

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $45,000                          Age: 50
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                        For Separate Account A--A Hypothetical Gross
                        Annual Rate of Return at 0.00% (Net Rate at -
                                           1.460%)
                     ---------------------------------------------------
                            Guaranteed*                Current**
                     ------------------------- -------------------------
              Prem     Cash                      Cash
               at    Surrender  Cash    Death  Surrender  Cash    Death
      Year    5.00%    Value    Value  Benefit   Value    Value  Benefit
      ----   ------- --------- ------- ------- --------- ------- -------
        1    $ 2,464  $ 1,290  $ 1,890 $46,890  $ 1,420  $ 2,020 $47,020
        2      5,052    3,185    3,725  48,725    3,448    3,988  48,988
        3      7,769    5,019    5,499  50,499    5,425    5,905  50,905
        4     10,622    6,791    7,211  52,211    7,347    7,767  52,767
        5     13,618    8,499    8,859  53,859    9,216    9,576  54,576
        6     16,763   10,141   10,441  55,441   11,023   11,323  56,323
        7     20,066   11,716   11,956  56,956   12,770   13,010  58,010
        8     23,533   13,224   13,404  58,404   14,454   14,634  59,634
        9     27,175   14,663   14,783  59,783   16,072   16,192  61,192
       10     30,998   16,030   16,090  61,090   17,620   17,680  62,680
       11     35,012   17,321   17,321  62,321   19,081   19,081  64,081
       12     39,228   18,467   18,467  63,467   20,402   20,402  65,402
       13     43,653   19,518   19,518  64,518   21,640   21,640  66,640
       14     48,301   20,464   20,464  65,464   22,790   22,790  67,790
       15     53,180   21,296   21,296  66,296   23,848   23,848  68,848
       16     58,304   22,012   22,012  67,012   24,802   24,802  69,802
       17     63,683   22,605   22,605  67,605   25,604   25,604  70,604
       18     69,332   23,073   23,073  68,073   26,255   26,255  71,255
       19     75,263   23,413   23,413  68,413   26,755   26,755  71,755
       20     81,491   23,612   23,612  68,612   27,105   27,105  72,105
       25     17,624   21,748   21,748  66,748   26,337   26,337  71,337
       30    163,739   13,129   13,129  58,129   19,724   19,724  64,724

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over a period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $45,000                          Age: 50
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                  (Monthly Premium:
                                                          $200.00)
                                                          Premium Tax: 2.00%

                          For Separate Account A--A Hypothetical Gross
                       Annual Rate of Return at 6.00% (Net Rate at 4.540%)
                      -----------------------------------------------------
                             Guaranteed*                 Current**
                      -------------------------- --------------------------
                        Cash                       Cash
               Prem   Surrender  Cash    Death   Surrender  Cash    Death
      Year   at 5.00%   Value    Value  Benefit    Value    Value  Benefit
      ----   -------- --------- ------- -------- --------- ------- --------
        1    $  2,464  $ 1,352  $ 1,952 $ 46,952  $ 1,486  $ 2,086 $ 47,086
        2       5,052    3,423    3,963   48,963    3,704    4,244   49,244
        3       7,769    5,552    6,032   51,032    5,995    6,475   51,475
        4      10,622    7,737    8,157   53,157    8,362    8,782   53,782
        5      13,618    9,977   10,337   55,337   10,805   11,165   56,165
        6      16,763   12,273   12,573   57,573   13,320   13,620   58,620
        7      20,066   14,626   14,866   59,866   15,912   16,152   61,152
        8      23,533   17,037   17,217   62,217   18,579   18,759   63,759
        9      27,175   19,505   19,625   64,625   21,320   21,440   66,440
       10      30,998   22,029   22,089   67,089   24,134   24,194   69,194
       11      35,012   24,606   24,606   69,606   27,006   27,006   72,006
       12      39,228   27,168   27,168   72,168   29,884   29,884   74,884
       13      43,653   29,766   29,766   74,766   32,827   32,827   77,827
       14      48,301   32,389   32,389   77,389   35,833   35,833   80,833
       15      53,180   35,030   35,030   80,030   38,897   38,897   83,897
       16      58,304   37,681   37,681   82,681   42,009   42,009   87,009
       17      63,683   40,338   40,338   85,338   45,120   45,120   90,120
       18      69,332   42,997   42,997   87,997   48,229   48,229   93,229
       19      75,263   45,651   45,651   90,651   51,334   51,334   96,334
       20      81,491   48,285   48,285   93,285   54,432   54,432   99,432
       25     117,624   60,253   60,253  105,253   69,464   69,464  114,464
       30     163,739   67,299   67,299  112,299   81,497   81,497  126,497

--------
  * These values reflect investment results using guaranteed cost of insurance rates.
 ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Face Amount of Coverage: $45,000                          Age: 50
Death Benefit Option: B                                   Annual Premium:
Premium Expense Charge: 2.50%                             $2,400.00
Contingent Deferred Sales Charge: 25.00%                      (Monthly Premium:
                                                                       $200.00)
                                                          Premium Tax: 2.00%

                          For Separate Account A--A Hypothetical Gross
                          Annual Rate of Return at 12.00% (Net Rate at
                                            10.540%)
                      ----------------------------------------------------
                             Guaranteed*                 Current**
                      -------------------------- -------------------------
                        Cash                       Cash
               Prem   Surrender   Cash    Death  Surrender  Cash    Death
      Year   at 5.00%   Value    Value   Benefit   Value    Value  Benefit
      ----   -------- --------- -------- ------- --------- ------- -------
        1    $  2,464 $  1,413  $  2,013 $47,013  $ 1,550  $ 2,150 $47,150
        2       5,052    3,667     4,207  49,207    3,964    4,504  49,504
        3       7,769    6,118     6,598  51,598    6,601    7,081  52,081
        4      10,622    8,782     9,202  54,202    9,483    9,903  54,903
        5      13,618   11,678    12,038  57,038   12,633   12,993  57,993
        6      16,763   14,829    15,129  60,129   16,071   16,371  61,371
        7      20,066   18,259    18,499  63,499   19,829   20,069  65,069
        8      23,533   21,996    22,176  67,176   23,937   24,117  69,117
        9      27,175   26,072    26,192  71,192   28,425   28,545  73,545
       10      30,998   30,515    30,575  75,575   33,330   33,390  78,390
       11      35,012   35,359    35,359  80,359   38,677   38,677  83,677
       12      39,228   40,577    40,577  85,577   44,458   44,458  89,458
       13      43,653   46,261    46,261  91,261   50,780   50,780  95,780
       14      48,301   52,451    52,451  97,451   57,696   57,696 102,696
       15      53,180   59,187    59,187 104,187   65,261   65,261 110,261
       16      58,304   66,523    66,523 111,523   73,531   73,531 118,531
       17      63,683   74,514    74,514 119,514   82,525   82,525 127,525
       18      69,332   83,226    83,226 128,226   92,321   92,321 137,321
       19      75,263   92,728    92,728 137,728  103,002  103,002 148,002
       20      81,491  103,090   103,090 148,090  114,658  114,658 159,658
       25     117,624  170,369   170,369 215,369  191,216  191,216 236,216
       30     163,739  272,534   272,534 317,534  310,045  310,045 355,045

--------
  * These values reflect investment results using guaranteed cost of insurance rates.
 ** These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Idebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Prospectus consisting of 83 pages.
     The undertaking to file reports required by Section 15(d),
      1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2:


     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 2

     (2) (a) Proposed form of Underwriting Agreement. 2


         (b) Proposed form of Selling Agreement. 3


         (c) Commission Schedule. 1

     (4) Not applicable.


     (5) (a) Proposed form of Group Contract (30012). 1

         (b) Proposed form of Certificate (30011) and Certificate Rider. 1,4

     (6) (a) Amended Charter and Articles of Incorporation of the Company. 3


         (b) By-Laws of the Company. 3

     (7) Not applicable.


     (8) Series Participation Agreement
         with America Variable Insurance Series. 2


     (9) Not applicable.


     (10)(a) Form of Application for Group Contract (10914). 2

         (b) Form of Application for Individual Insurance
             Guaranteed Issue (Group Contract 10919). 1

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 1

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 2

4.   Not Applicable.

5.   Not Applicable.

6.   Not Applicable.

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8. (a) The consent of KPMG LLP, Independent Certified Public Accountants. 1

   (b) Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 2

                                    *  *  *

1     Filed herewith.

2 Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-l834l, filed with the Securities and Exchange Commission on April 28, 2000.

3 Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 33-80393, filed with the Securities and Exchange Commission on September 1, 1999.

4 Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for the Accelerated Death Benefit Settlement Option Rider (3081100) only.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account A of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April, 2000.


(Seal)                                 Paragon Life Insurance Company


Attest: /s/Matthew P. McCauley         By: /s/Carl H. Anderson
           --------------------               ---------------------------
           Matthew P. McCauley,               Carl H. Anderson, President
           Secretary                          and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                  Title                                Date

/s/Carl H. Anderson                                             4/28/00
   -------------------
   Carl H. Anderson        President and Director
                           (Chief Executive Officer)



/s/Matthew K. Duffy                                             4/28/00
   -------------------
   Matthew K. Duffy        Vice President
                           and Chief Financial
                           Officer (Principal
                           Accounting Officer and
                           Principal Financial Officer)
                           and Director


   -------------------
   E. Thomas Hughes*       Director and Treasurer


   -------------------
   Richard A. Liddy*       Director


/s/Matthew P. McCauley                                          4/28/00
   -------------------
   Matthew P. McCauley     Vice President,
                           General Counsel,
                           Secretary and Director

Signature                  Title                                Date

/s/Craig K. Nordyke                                             4/28/00
   -------------------
   Craig K. Nordyke        Executive Vice President, Chief
                           Actuary and Director

   -------------------
   Warren J. Winer*        Director


   -------------------
   Bernard H Wolzenski*    Director


   -------------------
   A. Greig Woodring*      Director



By:/s/Craig K. Nordyke                                         4/28/00
   --------------------
      Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



Exhibit



1.        Commission Schedule.

2.        Proposed Form of Group Contract (30012).

3.        Proposed Form of Certificate (30011).

4.        Form of Application (10919).

5.        Issue, Transfer and Redemption Memo.

6.        Opinion and consent of Craig K. Nordyke, F.S.A.,
          M.A.A.A., Executive Vice President and Chief
          Actuary.

7.        Written consent of KPMG LLP,
          Independent Certified Public Accountants.

8.        Written consent of Sutherland Asbill & Brennan LLP.